                                                                   Exhibit 10.24

RECORDING REQUESTED BY:




WHEN RECORDED RETURN TO:
The Law Offices of David E. Chanover
16776 Bernardo Center Drive
Suite 110B
San Diego, California 92128
Attention:  David E. Chanover
--------------------------------------------------------------------------------




                             COSO FINANCE PARTNERS
                                  (as Trustor)


                                       to

                        CHICAGO TITLE INSURANCE COMPANY
                                  (as Trustee)


                           for the use and benefit of

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                (as Beneficiary)




                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                     FIXTURE FILING AND SECURITY AGREEMENT
                                    (NAVY I)



                              Dated: May 28, 1999

                    Location: County of Inyo and
                              County of Kern,
                              State of California

                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                     FIXTURE FILING AND SECURITY AGREEMENT
                                    (NAVY I)

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, FIXTURE FILING AND SECURITY AGREEMENT (NAVY I) (this "Deed of Trust") is made as of May 28, 1999, by COSO FINANCE PARTNERS, a California general partnership whose address is c/o New CLOC Company, 1114 Avenue of the Americas, 41st Floor, New York, New York 10036, as trustor ("Trustor"), to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, whose address is 2425 West Shaw, Fresno, California 93711, as trustee ("Trustee"), in favor of U.S. Bank Trust National Association, whose address is One California Street, 4th Floor, San Francisco, California 94111, as beneficiary ("Beneficiary") not in its individual capacity but solely as trustee and collateral agent pursuant to the Indenture of even date herewith (the "Indenture") among Beneficiary, Caithness Coso Funding Corp., as issuer (the "Issuer"), Trustor, Coso Power Developers, a California general partnership ("CPD") and Coso Energy Developers, a California general partnership ("CED"), as guarantors. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Indenture, which is hereby incorporated herein by this reference.

     NOW, THEREFORE, in consideration of, and to secure the payment and performance of the Obligations (as hereinafter defined) which Obligations may increase, decrease and increase again from time to time and may be evidenced by one or more notes, Trustor has given, granted, bargained, sold, alienated, conveyed, confirmed and assigned, and by these presents does give, grant, bargain, sell, alienate, convey, confirm and assign unto Trustee, its successors and assigns, with general warranties of title as provided herein or under Civil Code Section 1113 (but subject to Permitted Liens), in trust with power of sale and right of entry and possession forever, for the benefit and security of Beneficiary as Collateral Agent, all right, title and interest of Trustor in and to the following property, assets, rights and interests, whether now owned or hereafter acquired (such property, assets, rights and interests being collectively referred to herein as the "Trust Property"):

          (a) all of Trustor's right, title and interest in and to that certain real property located in the County of Inyo, State of California, described in Exhibit A attached hereto and by this reference incorporated herein (the
        ---------
     "Navy I Land");

          (b) all of Trustor's right, title and interest in and under that certain agreement described in Exhibit B attached hereto (the "Navy
                                    ---------
     Contract"), together with all renewals, extensions, supplements, amendments, cancellations or terminations thereof and all credits, deposits, options, privileges and rights thereunder;

          (c) all of Trustor's right, title and interest in and to that certain approximately 80 megawatt geothermal electrical generating facility (and each unit thereof) commonly known as Navy I, together with the related geothermal resource gathering system, geothermal resource disposal and injection system, geothermal resource reserves, interconnection equipment and Transmission Line (as defined below) system (the "Navy I Project");

          (d) all of Trustor's right, title and interest in and to that certain real property located in the County of Inyo, State of California, described in Exhibit C attached hereto and by this reference incorporated herein (the
        ---------
     "BLM North Lease Premises"), including, without limitation, all of its right, title and interest in and under those certain geothermal resources leases (the "BLM North Leases") described in said Exhibit C (as and when
                                                       ---------
     such right, title and interest is
     transferred to Trustor), together with all renewals, extensions, supplements, amendments, cancellations or terminations thereof and all credits, deposits, options, privileges and rights thereunder;

          (e) all of Trustor's right, title and interest in and to that certain real property located in the County of Inyo, State of California, described in Exhibit D attached hereto and by this reference incorporated herein (the
        ---------
     "BLM Right-of-Way Premises"), including, without limitation, all of its right, title and interest in and under those certain right-of-way grants (the "BLM Rights-of-Way") described in said Exhibit D, together with all
                                                 ---------
     renewals, extensions, supplements, amendments, cancellations or terminations thereof and all credits, deposits, options, privileges and rights thereunder;

          (f) all of Trustor's right, title and interest in and to that certain real property located in the County of Inyo, State of California and in the County of Kern, State of California, described in Exhibit E attached hereto
                                                       ---------
     and by this reference incorporated herein (the "Transmission Line Property"), and all of Trustor's right, title and interest in and to that certain 115KV electric transmission line (and related improvements, equipment and facilities) located on the Transmission Line Property that connects the Navy I Project to Southern California Edison Company's interconnect facility at Inyokern, California (the "Transmission Line") (the Navy I Land, the BLM North Lease Premises, the BLM Right-of-Way Premises and the Transmission Line Property are collectively referred to herein as the "Site");

          (g) all of Trustor's right, title and interest in and under any contracts, agreements and other documents for or relating to (i) the acquisition, development, possession, use, exchange or disposition of geothermal resources, steam, condensate, injectate or other fluids and/or
     (ii) the ownership or co-ownership (as the case may be) of pipelines, wells and/or related improvements, equipment and facilities, including, without limitation, in and under that certain (1) Coso Geothermal Exchange Agreement dated as of January 11, 1994 among Trustor, CPD and CED, as heretofore or hereafter amended or modified, and (2) Cotenancy Agreement of even date herewith among CED, CPD and Trustor, a Memorandum of which will be recorded in the Official Records concurrently herewith, in each case together with all renewals, extensions, supplements, options, amendments, cancellations or terminations thereof (the "Steam Exchange Agreements");

          (h) all of Trustor's right, title and interest in and to any (i) easements, rights-of-way, licenses and entry rights, (ii) gores of land,
     (iii) roads, streets, ways, alleys or passages, (iv) interests in land lying in the bed of any street, road or avenue, whether opened or proposed, on, near or adjoining the Site or any part thereof, (v) sewer rights, (vi) air rights, (vii) waters, water courses, water rights and powers, (viii) profits-a-prendre, minerals, geothermal substances, oil, gas and other hydrocarbon substances, (ix) exploration, development and production rights, and (x) all other estates, rights, titles, interests, privileges, franchises, liberties, tenements, hereditaments, consents, options, appendages and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to or connected with the Site, the Navy Contract, the Navy I Project, the BLM North Leases, the BLM Rights-of-Way, the Transmission Line, the Improvements or any other of the Trust Property, or any part thereof, together with all renewals, extensions, supplements or amendments thereof;

          (i) all leases (including oil, gas, geothermal and other mineral leases), subleases, franchises, licenses, concessions, permits, power purchase and other contracts and agreements affecting the use or occupancy of the Site, the Navy Contract, the Navy I Project, the BLM North

     Leases, the BLM Rights-of-Way, the Transmission Line, the Improvements or any other of the Trust Property, or any part thereof, now or hereafter entered into, and any renewals or extensions thereof (hereinafter referred to as the "Leases"); and the right to receive and apply the rents, issues, profits, royalties, income, accounts receivable, revenues, deposits, security deposits, receipts and other benefits of the Trust Property to the extent of Trustor's interest therein, including, without limitation, the proceeds of all hydrocarbons or other minerals produced from the Trust Property, all delay royalties, rentals and bonuses from any oil, gas, geothermal or other mineral lease, any revenues under any power purchase or sale contracts, and any amounts received from the U.S. Navy (hereinafter referred to as the "Rents") to the payment of the Obligations;

          (j) all of Trustor's right, title and interest in and to any and all buildings, structures, improvements or fixtures of any kind, now or hereafter erected or located on the Site or any part thereof, including, without limitation, the Navy I Project (the "Improvements");

          (k) all facilities, machinery, equipment, apparatus, appliances, fittings, goods, materials, supplies, and other items and property of every kind and nature whatsoever owned by Trustor, or in which Trustor now or hereafter has any right, title or interest, now or hereafter located in or upon, or used in connection with the present or future development, operation, occupancy or other utilization (whether temporarily or permanently) of or activities on, the Site, the Navy I Project, any of the other Trust Property or any part thereof, whether or not attached to or installed in any Improvements, and all renewals, replacements and substitutions thereof and additions thereto, including, without limitation, any and all (i) wells, including production, injection, test, temperature gradient and water wells, well casings, wellhead equipment, geothermal resource gathering, injection and disposal systems, pipelines, pumps, sumps, test holes, evaporation ponds and other facilities and equipment used to produce, inject, store, transport or utilize geothermal substances or condensate, (ii) turbines, generators, dynamos, separators, scrubbers, demisters, cooling systems and towers, (iii) overhead and underground electrical transmission, distribution and collector lines and related systems (including the Transmission Line), switchyards, substations, transformers, energy storage facilities, conductors, separators, circuit breakers, interconnection equipment, conduits, footings, towers, poles, crossarms, guy lines, anchors and wires, (iv) overhead and underground control, monitoring, communications and radio relay systems and telecommunications equipment, (v) roads, erosion control facilities, dikes, signs and fences, (v) heating, ventilating, plumbing, laundry, incinerating, air conditioning, air cooling, lighting, alarm, call, mechanical, electrical, water, gas, telephone, utility, wastewater, treatment, pollution abatement, sprinkler, fire control, extinguishing, safety protection and other systems, facilities, installations and apparatus, (vii) sheds, engines, motors, boilers, stokers, pumps, fans, blowers, switchboards, computers, software, escalators, elevators, compressors and tanks, (viii) partitions, ducts, shafts, vents, pipes, radiators, wiring, floor coverings and awnings, (ix) tools, (x) spare parts, (xi) motor vehicles, (xii) furnishings, furniture and decorations,
     (xiii) building, cleaning, maintenance and service equipment, materials, supplies, goods and property (whether or not covered by any warehouse receipts or bills of lading or other such documents), (xiv) maps, plans, specifications, architectural, engineering, construction or shop drawings, manuals or similar documents, (xv) copyrights, trademarks, trade names and other intellectual property, and (xvi) any other facilities, machinery, equipment, apparatus, fittings, goods, materials, supplies, and other items and property associated with or incidental to any of the foregoing or to the generation, conversion, storage, switching, metering, step-up, step-down, transmission, conducting, wheeling, sale or other use or conveyance of electricity (collectively, the "Equipment"), as well as the right, title and interest of Trustor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State of California) superior in lien to the lien of this Deed of Trust;

          (l) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Trust Property, whether from state fund sharing, from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), from changes of grade of street, from the U.S. Navy under the Navy Contract, or for any other injury to or decrease in the value of the Trust Property now or hereafter located thereon, whether direct or consequential, which said awards and payments are hereby assigned to Beneficiary, and Beneficiary is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor;

          (m) all refunds or rebates of all taxes or charges in lieu of taxes, assessments, water rates, sewer rents and other charges, including vault charges and license or permit fees for the use of vaults, chutes and similar areas on or adjoining the Site, now or hereafter levied or assessed against the Trust Property (hereinafter referred to as the "Taxes");

          (n) all inventory, accounts, books, records and general intangibles in whatever form and however stored, owned by Trustor, or in which Trustor now or hereafter has any right, title or interest, now or hereafter located upon, arising in connection with or concerning the Trust Property;

          (o) all proceeds of and any unearned premiums on any insurance policies now or hereafter covering the Trust Property, including, without limitation, the right to receive the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Trust Property or for any defect in the title to the Trust Property or any part thereof;

          (p) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Trust Property and to commence any action or proceeding to protect the interest of Beneficiary in the Trust Property;

          (q) all of Trustor's right, title and interest in and to all plans and specifications prepared for or relating to the design, development, construction, management and use of Improvements or Equipment or other development of the Trust Property (including, without limitation, all amendments, modifications, supplements, general conditions and addenda thereof or thereto), and all studies, data and drawings related thereto, and all contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the design, development, construction, management and use of Improvements, the Equipment or any of the other Trust Property;

          (r) all contracts with property managers, surveyors, real estate advisors, consultants and brokers, geothermal energy advisors and consultants, engineers, and other like agents and professionals that relate to any part of the Trust Property, including without limitation, any Improvements constructed or to be constructed on the Site or any part thereof or any Equipment to be placed, installed, used or stored on the Site or any part thereof, and all maps, reports, surveys, tests and studies of or relating to any of the Trust Property, owned by Trustor or in which Trustor has or shall have an interest and now or hereafter in the possession of Trustor or any such agent or professional;

          (s) all present and future agreements, permits, licenses, entitlements and approvals, as well as all modifications, supplements, extensions and renewals thereof, now existing or hereafter made, in which Trustor now or hereafter has an interest, relating to the use, development and/or occupancy of the Site, the Improvements and/or the Equipment;

          (t) all the estate, right, title, interest, claim or demand of any nature whatsoever of Trustor, either in law or in equity, in possession or expectancy, in and to the Trust Property and in all replacements, substitutes, renewals, betterments and extensions of and all additions to any of the Improvements or Equipment, or any part thereof;

          (u) all products and proceeds of any of the Trust Property herein described; and

          (v)  all bank accounts and trust accounts of Trustor.

     This Deed of Trust secures the following obligations which shall heretofore and hereinafter collectively be referred to as the "Obligations":

          (i) The payment of all indebtedness and the performance of all obligations of Trustor as evidenced in Section 9 of the Indenture entitled "Guarantees" and as further evidenced by that certain Notation of Guarantee of even date herewith executed by Trustor, CED and CPD, including, without limitation, the guarantee of payment of (1) $110,000,000 6.80% Senior Secured Notes due in 2001 and (2) $303,000,000 9.05% Senior Secured Notes due in 2009 (collectively, the "Senior Secured Notes") issued by the Issuer (the "Guarantee");

          (ii) The payment of such further sums and/or performance of such further obligations as Trustor or the then record owner of the Trust Property or any part thereof may undertake to pay and/or perform for Beneficiary and its successor or assigns, when such borrowing or obligation is evidenced by a writing or writings reciting that it or they are secured by this Deed of Trust;

          (iii) The payment of all indebtedness of Trustor owing to a Permitted Additional Senior Lender; and

          (iv) The satisfaction and performance of all other debts, obligations, covenants, agreements and liabilities of the Issuer or Trustor to Trustee, Beneficiary or any of the other Secured Parties arising out of, connected with or related to this Deed of Trust, the Guarantee, any of the Financing Documents or any other agreement now or hereafter executed by the Issuer or Trustor, and all amendments, extensions, and renewals of the foregoing documents, whether now existing or hereafter arising, voluntary or involuntary, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created, or incurred.

     To protect the security of this Deed of Trust, Trustor covenants with and represents and warrants to Trustee and Beneficiary as follows:

          1.   Payment of Obligations.  Trustor will pay and perform the
               ----------------------
Obligations at the time and in the manner provided for its payment and performance in this Deed of Trust, the Guarantee and the other Financing Documents, as applicable.

          2.  Warranty of Title.  Trustor warrants its right, title or interest,
              -----------------
as applicable, in and to the Site, the Navy Contract, the Transmission Line, the Improvements, the Equipment and the balance of the Trust Property and the validity and priority of the lien of this Deed of Trust and the estate hereof against the claims and demands of all Persons whomsoever, other than with respect to Permitted Liens. Trustor also represents and warrants that (i) Trustor is now, and after giving effect to this Deed of Trust, will be, in a solvent condition, (ii) the execution and delivery of this Deed of Trust by Trustor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code (the "Bankruptcy Code") as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, against Trustor.

          3.   Notice.  Trustor hereby requests that a copy of notice of default
               ------
and notice of sale be mailed to it at the address set forth below, and such address is also the mailing address of Trustor, as debtor, under the California Uniform Commercial Code. Trustor hereby covenants to cure any default within the time period required by the Financing Documents upon receipt of notice of such default. Beneficiary's address given below is the address for Beneficiary under the California Uniform Commercial Code. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be deemed given or furnished (i) when addressed to the party intended to receive the same at the address of such party set forth below, and delivered at such address or
(ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage prepaid:

          If to Trustor:

               Coso Finance Partners
               c/o New CLOC Company
               1114 Avenue of the Americas, 41st Floor
               New York, New York 10036
               Attention: President

          If to Trustee:

               Chicago Title Insurance Company
               2425 West Shaw
               Fresno, California 93711
               Attention: Trust Department

          If to Beneficiary:

               U.S. Bank Trust National Association
               One California Street, Suite 400
               San Francisco, California 94111
               Attention:  Trust Officer

          4.   Sale of Trust Property.  This Deed of Trust hereby contains more
               ----------------------
than one power of sale and Beneficiary, in its sole discretion, may conduct one or multiple foreclosure sales in connection herewith. If this Deed of Trust is foreclosed, or the power of sale hereunder is exercised, the Trust Property, or any interest therein, may, at the discretion of Beneficiary, be sold in one or more parcels or in several interests or portions and in any order or manner.

          5.  No Credits on Account of the Obligations.  Trustor will not claim
              ----------------------------------------
or demand or be entitled to any credit or credits on account of the Obligations for any part of the Taxes assessed against the Trust Property or any part thereof, and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Obligations.

          6.   Offset, Counterclaims and Defenses.  Any assignee of this Deed of
               ----------------------------------
Trust and the Obligations secured hereby shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Trustor may have against any assignor of this Deed of Trust and the Obligations secured hereby, and no such offset, counterclaim or defense shall be interposed or asserted by Trustor in any action or proceeding brought by any such assignee upon this Deed of Trust or the Obligations secured hereby and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Trustor.

          7.   Other Security for the Obligations.  Trustor shall observe and
               ----------------------------------
perform all of the terms, covenants and provisions to be observed or performed by Trustor contained in this Deed of Trust and in the Financing Documents to which Trustor shall be a party evidencing, securing or guaranteeing payment of the Obligations, in whole or in part, or otherwise executed and delivered in connection with this Deed of Trust or the Financing Documents.

          8.   Preservation of Trust Property.  Trustor shall do any and all
               ------------------------------
acts which, from the character or use of the Trust Property, may be reasonably necessary to protect and preserve the lien, the priority of the lien and the security of Beneficiary granted herein, the specific enumerations herein not excluding the general. Trustor shall maintain and preserve the Trust Property in accordance with the requirements of the Indenture. Further, with respect to the Navy Contract, the BLM North Leases, the BLM Rights-of-Way, Trustor's rights in and to the Transmission Line and the Transmission Line Property, and the Steam Exchange Agreements (collectively, the "Primary Rights"), Trustor hereby agrees as follows, except as otherwise expressly permitted or required in the
Indenture:

          (a) not to amend, change, alter, cancel, surrender, release, waive, supplement, terminate or modify, nor permit the amendment, change, alteration, cancellation, surrender, release, waiver, supplement, termination, or modification (each, an "Amendment") of any of the Primary Rights or the estate or rights created thereby or any interest therein without the prior written consent of Beneficiary. Consent to one Amendment shall not be deemed to be a waiver of the right to require consent to other, future or successive Amendments. Any Amendment, whether oral or in writing, made without the prior written consent of Beneficiary, shall not be valid or effective;

          (b) to make all payments and to keep and perform promptly each and every covenant, obligation and agreement of the lessee, transferee, grantee, licensee or holder (as the case may be) in the Primary Rights, not to commit, suffer or permit any default thereunder and not to take any action or omit to take any action which would effect or permit the termination or cancellation of any of the Primary Rights. Trustor shall take all actions necessary to keep the Primary Rights unimpaired. Trustor shall promptly deliver to Beneficiary copies of all material notices, demands or complaints received by Trustor from the United States Navy, the United States Department of the Interior, Bureau of Land Management (the "BLM"), CPD, CED or any other third party in connection with any of the Primary Rights, and promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto (whether or not a notice of default has been issued under any of the Primary Rights) and deliver to Beneficiary within ten (10) business days of Trustor's receipt of any notice of default a certificate executed by Trustor describing the default, the actions Trustor intends to take to cure such default, the length of time Trustor expects to take to cure such default and the status of any actions taken to cure such default. Trustor shall also furnish to Beneficiary such other information as Beneficiary may reasonably request concerning Trustor's performance of its covenants, obligations and agreements under or with respect to the Primary Rights. Beneficiary shall have the option but not the obligation to cure any such default and to perform any or all of Trustor's obligations thereunder;

          (c) that any subordination of any of the Primary Rights to any fee mortgage, to any lease, or to any other interest, either orally or in writing, made without the prior written consent of Beneficiary, shall not be valid or effective;

          (d) that if any of the Primary Rights is terminated prior to the natural termination of its term by reason of default of Trustor thereunder, and if, pursuant to any provision of such Primary Rights, or otherwise, Beneficiary or its designee shall acquire from the United States Navy, the BLM or any other third party, as the case may be, a new contract, lease or right-of-way in respect of the Site or any part thereof, then Trustor shall not have any right, title or interest in or to such new contract, lease or right-of-way or the estate created thereby; and

          (e) that the provisions hereof shall be deemed to be obligations of Trustor in addition to Trustor's obligations as lessee, grantee, transferee, licensee or holder, as the case may be, with respect to any similar matters contained in any of the Primary Rights, and the inclusion herein of any covenants and agreements relating to similar matters as to which Trustor is obligated under any of the Primary Rights shall not restrict or limit Trustor's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as lessee, grantee, transferee, licensee or holder, as the case may be, under the Primary Rights; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the committing to take any action by Trustor or Beneficiary which would cause a default under any of the Primary Rights.

          9.   Further Transfer of Trust Property.  Except as otherwise
               ----------------------------------
expressly permitted or required in the Indenture, without the prior written consent of Beneficiary being first had and obtained, Trustor shall not (a) execute or deliver any pledge, security agreement, mortgage, deed of trust or other instrument of hypothecation covering all or any portion of the Trust Property or any interest therein or (b) sell, contract to sell, lease with option to purchase, convey, alienate, transfer, sublease or otherwise dispose of all or any portion of the Trust Property or any interest therein, in each case whether voluntarily or involuntarily, by operation of law or otherwise. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein and therein. Such assumption shall not, however, release Trustor from any liability under this Deed of Trust without the written consent of Beneficiary.

          10.  Eminent Domain.  In the event that any proceeding or action be
               --------------
commenced for the taking of the Trust Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceedings, or in any other manner (collectively, a "Condemnation"), or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall give prompt written notice thereof to Beneficiary. Beneficiary shall be entitled to give or withhold its consent to any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such taking or damage (the "Condemnation Proceeds") are hereby absolutely and unconditionally assigned to Beneficiary, and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary or Trustee may require. All such Condemnation Proceeds shall be applied as provided in the Credit Agreement of even date herewith between Issuer and Trustor.

          11.  Assignment of Contracts.  In addition to any other grant,
               -----------------------
transfer or assignment effectuated hereby, and without in any manner limiting the generality of the grants given above, Trustor shall assign to Beneficiary, as security for the Obligations, Trustor's interest in all agreements, contracts, leases, licenses and permits affecting the Site and Improvements in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary; but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

          12.  Anti-Merger.  There shall be no merger of any of the Primary
               -----------
Rights or the estates or interests created thereby (collectively, the "Estate") with the fee estate in the Site or any part thereof by reason of any of those interests coming into common ownership, unless Beneficiary consents in writing thereto. Further, if Trustor acquires any interest in the fee estate to the Site or any part thereof, then the lien of this Deed of Trust will simultaneously and without further action become extended to encumber Trustor's interest in the fee estate in addition to remaining a lien on the Estate, and Trustor agrees, upon request by Beneficiary and at no cost to Beneficiary, to execute, acknowledge and deliver to Beneficiary all further instruments and documents that Beneficiary believes to be appropriate to provide further evidence of the lien of this Deed of Trust on such fee interest. Where the lien of this Deed of Trust has been extended to cover any interest of Trustor in the fee estate, then in the event of the exercise of any power of sale under this Deed of Trust, Beneficiary will have the right to sell the Estate and the fee interest of Trustor separately or together at the election of Beneficiary.

          13.  Documentary Stamps.  If at any time the United States of America,
               ------------------
any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Financing Documents or this Deed of Trust, or that any taxes be paid in connection with the Financing Documents or this Deed of Trust, Trustor shall pay for the same, with interest and penalties thereon, if any.

          14.  Right of Entry.  Beneficiary, may at any reasonable time or times
               --------------
make or cause to be made entry upon and inspection of the Trust Property or any part thereof in person or by agent.

          15.  Event of Default.  The term "Event of Default," whenever used in
               ----------------
this Deed of Trust, shall mean any one or more of the events of default listed or otherwise provided in the Indenture or any other Financing Document, subject to such cure rights as may be expressly set forth in the Indenture or such other Financing Document (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

          16.  Appointment of Receiver.  Trustee or Beneficiary, in any action
               -----------------------
(or multiple actions) to foreclose this Deed of Trust or exercise the power of sale granted under this Deed of Trust or upon the actual or threatened waste to any part of the Trust Property or upon the occurrence of an Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Trust Property as security for the Obligations, or the solvency or insolvency of any Person then liable for the payment of the Obligations.

          17.  Non-Waiver.  The failure of Beneficiary to insist upon strict
               ----------
performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligation to pay and perform the Obligations at the time and in the manner provided for its payment in the Financing Documents and this Deed of Trust by reason of (i) failure to comply with any request(s) of Trustor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Financing Documents or any other mortgage, deed of trust, instrument or document securing or guaranteeing the payment of the Obligations or a portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Obligations, or (iii) any agreement or stipulation between Beneficiary and any subsequent owner or owners of the Trust Property or other Person extending the time of payment or otherwise modifying or supplementing the terms of this Deed of Trust or the Financing Documents evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, without first having obtained the consent of Trustor (but without prejudice to the rights of Trustor under the Financing Documents), and in the latter event, Trustor shall continue to be obligated to pay and perform the Obligations at the time and in the manner provided in the Financing Documents and this Deed of Trust, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Beneficiary in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, Beneficiary may release any Person at any time liable for the payment of the Obligations or any portion thereof or all or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Financing Documents or this Deed of Trust, including, without limitation, a modification of the interest rate payable on the principal balance of the Obligations, without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary in such order and manner as Beneficiary in its discretion, may elect. Beneficiary may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative, and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

          18.  Power of Sale.  Upon the occurrence and during the continuance of
               -------------
an Event of Default, Beneficiary may at any time, at its option and in its sole discretion, declare the Obligations to be due and payable and the same shall thereupon become immediately due and payable, including any prepayment charge or fee payable under the terms of the Financing Documents. Beneficiary may also do any or all of the following; provided, however, that any of the following actions shall be undertaken in a commercially reasonable manner and in accordance with applicable law; and provided, further, that Beneficiary shall have no obligation to do any of the following:

          (a) Either in person or by agent, with or without bringing any action or proceeding or by a receiver appointed by a court and without regard to the adequacy of Beneficiary's security, enter upon and take possession of the Trust Property or any part hereof and do any acts which Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property or to increase the income therefrom or to protect the security hereof and with or without taking possession of any of the Trust Property, sue for or otherwise collect all Rents and profits including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including attorneys' fees and expenses, upon the Obligations secured hereby with the remainder, if any, to the Person or Persons legally entitled thereto. The collection of Rents and profits and the application thereof shall not cure or waive any Event of Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice.

          (b) Bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants hereof.

          (c) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code.

          (d) Beneficiary may elect to cause the Trust Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Trust Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9501 or any other applicable sections of the California Uniform Commercial Code. Where the Trust Property consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Beneficiary may at its sole and absolute discretion and without regard to the adequacy of its security elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9501(4)(a) of the California Uniform Commercial Code; and if Beneficiary elects to proceed in the manner permitted under Section 9501(4)(a)(ii) of the California Uniform Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property and fixtures in accordance with the procedures applicable to real property. Where the Trust Property consists of real property and personal property, any reinstatement of the Obligations, following the occurrence of an Event of Default and an election by Beneficiary to accelerate the maturity of the Obligations, which is made by Trustor or any other Person permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall, in accordance with the terms of California Uniform Commercial Code
Section 9501(4)(c)(iii), not prohibit Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Uniform Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the Obligations and to Beneficiary's and Trustee's reasonable costs and expenses in the manner required by such
Section 2924c. Should Beneficiary elect to sell any of the Trust Property which is real property or which is personal property or fixtures that Beneficiary has elected under Section 9501(4)(a)(ii) of the California Uniform Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Trust Property consists of several lots, parcels or interests, Beneficiary may designate the order in which the same shall be offered for sale or sold. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest. Any Person, including Trustor, Trustee or Beneficiary may purchase at the sale. In the event Beneficiary elects to dispose of the Trust Property through more than one sale, Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the interest rate then applicable to the indebtedness to which the Financing Documents apply. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold but without any covenant or warranty whatsoever express or implied, whereupon such purchaser or purchasers shall be let into immediate possession, and the recitals in any such deed or deeds of facts such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all Persons as to such facts recited therein.

          (e) Exercise each of its other rights and remedies under this Deed of Trust and the other Financing Documents, including, without limitation, any or all of the following:

          (i) exercise the rights of acceleration set forth in the Indenture, and if the indebtedness is not paid on demand, at Beneficiary's option, (1) bring suit therefor and demand payment thereof, (2) bring suit under the Guarantee and/or the Indenture and/or (3) take any and all steps and institute any and all other proceedings that Beneficiary deems necessary to enforce the indebtedness and obligations secured hereby and to protect the lien of this Deed of Trust;

          (ii) without assuming liability for the performance of any of Trustor's obligations hereunder, under the Guarantee or under any Financing Document, enter and take possession of the Trust Property or any part thereof, exclude Trustor and all Persons claiming under Trustor whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the same either in the name of Trustor or otherwise as Beneficiary shall deem best, and upon such entry, from time to time at the expense of Trustor and the Trust Property, make all such repairs, replacements, alterations, additions or improvements to the Trust Property or any part thereof as Beneficiary may deem proper and, whether or not Beneficiary has so entered and taken possession of the Trust Property or any part thereof, collect and receive all the Rents and apply the same, to the extent permitted by law, to the payment of all expenses which Beneficiary may be authorized to make under this Deed of Trust, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; and if Beneficiary demands or attempts to take possession of the Trust Property or any portion thereof in the proper exercise of any rights hereunder, Trustor shall promptly turn over and deliver complete possession thereto to Beneficiary; and

          (iii) personally or by agents, with or without entry, if Beneficiary shall deem it advisable, proceed to protect and enforce its rights under this Deed of Trust, by suit for specific performance of any covenant contained herein or in the Guarantee, in the Indenture or in any Financing Document or in aid of the execution of any power granted herein or in the Guarantee, in the Indenture or in any Financing Document or for the foreclosure of this Deed of Trust and the sale for cash of the Trust Property under the judgment or decree of a court of competent jurisdiction, or for the exercise of the power of sale granted under this Deed of Trust or for the enforcement of any other right as Beneficiary shall deem most effectual for such purpose; provided that in the event of a sale, by foreclosure or
                   --------
     otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on, and security interest in, the remaining portion of the Trust Property and Beneficiary shall not be obligated to sell upon credit unless Beneficiary shall have expressly consented in writing to a sale upon credit.

          (f) Except as otherwise required by law, apply the net proceeds of any foreclosure, collection, recovery, receipt, appropriation, realization or sale of the Trust Property in the order of priority specified in the Indenture. If all Obligations and any other amounts due under this Deed of Trust have been indefeasibly paid, satisfied and discharged in full, any surplus then remaining shall be paid to Trustor if Trustor is lawfully entitled to receive the same, or shall be paid to whomsoever a court of competent jurisdiction may direct.

          (g) Upon any sale or sales made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash for the Trust Property, Beneficiary may make settlement for the purchase price by crediting against the Obligations the sales price of the Trust Property, as adjusted for the expenses of sale and the costs of the action and any other sums for which Trustor is obligated to reimburse Trustee or Beneficiary under this Deed of Trust.

          19.  Concerning the Trustee.  Trustee shall be under no duty to take
               ----------------------
any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Trustor and to Beneficiary. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary.

          20.  Trustee's Fees.  Trustor shall pay all reasonable costs, fees and
               --------------
expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder, and all such costs, fees and expenses shall be secured by this Deed of Trust.

          21.  Proceeds of Sale.  Subject to the provisions of Section 49 of
               ----------------
this Deed of Trust, no sale or other disposition of all or any part of the Trust Property shall be deemed to relieve Trustor of its obligations under this Deed of Trust, the Guarantee or any other Financing Document except and only to the extent the proceeds are applied to the payment of the Obligations or such other obligations.

If the proceeds of sale, collection or other realization of or upon the Trust Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Trustor shall remain liable for any deficiency.

          22.  Trustor as Tenant Holding Over.  In the event of any such
               ------------------------------
foreclosure or other sale by Beneficiary, Trustor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

          23.  Leases.  Beneficiary is authorized to subordinate this Deed of
               ------
Trust to any Leases and to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Property, if any, and the failure to so subordinate or to make any such tenants parties to any such foreclosure or other proceedings and to foreclose their rights will not be, nor be asserted to be by Trustor, a defense to any proceedings instituted by Beneficiary to collect the Obligations.

          24.  Discontinuance of Proceedings.  In case Beneficiary shall have
               -----------------------------
proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceeding shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adverse to Beneficiary, then in every such case, to the fullest extent permitted by law, (a) Trustor and Beneficiary shall be restored to their former positions and rights, (b) all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had been taken, (c) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be or shall be deemed to be an independent event of default and (d) neither the Obligations, this Deed of Trust nor the Guarantee shall be or shall be deemed to have been not reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and to the fullest extent permitted by law, Trustor hereby expressly waives the benefit of any statute or rule of law now provided or which may hereafter conflict with the above.

          25.  No Reinstatement.  If an Event of Default shall have occurred and
               ----------------
be continuing and Beneficiary shall have proceeded to enforce any right, power or remedy permitted hereunder, then a tender of payment by Trustor or by anyone on behalf of Trustor of any amount less than the amount necessary to satisfy the Obligations in full, or the acceptance by Beneficiary of any such payment so tendered, shall not constitute a reinstatement of this Deed of Trust, the Guarantee or any other document evidencing, securing or guaranteeing the Obligations.

          26.  Trustor's Waiver of Rights.  Trustor hereby waives and releases,
               --------------------------
to the maximum extent permitted by law, any rights, remedies or defenses which Trustor might otherwise have (i) under California Code of Civil Procedure Sections 726, 725a, 580a, 580b and 580d, California Civil Code Sections 2809, 2810, 2819, 2822, 2839, 2845, 2850, 2855, 2899 and 3433, under any anti-
deficiency provision of the Uniform Commercial Code, and under any future judicial decisions or legislation, which statutes, future judicial decisions and/or legislation might otherwise limit or condition Beneficiary's exercise of certain of Beneficiary's rights and remedies in connection with the enforcement of obligations secured by a lien on real property, including, without limitation, Beneficiary's lien on the Trust Property or on any property encumbered by other deeds of trust given to Beneficiary to secure obligations under the Financing Documents (each, an "Additional Deed of Trust"), (ii) under any laws now existing or hereafter enacted providing for any appraisal before sale of a portion of the Trust Property or of the real property security of any Additional Deed of Trust (the "Additional Deed of Trust Property"), (iii) to all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or any so-called "Moratorium Laws", to declare due the Obligations, to marshalling in the event of the foreclosure of the liens created under this Deed of Trust or under any Additional Deed of Trust, or the exercise of the power of sale granted hereunder or thereunder, (iv) pursuant to the defense of the statute of limitations in any action hereunder or in any action for the collection or performance of any Obligations secured hereby or any obligations secured by any Additional Deed of Trust, (v) pursuant to any defense arising because of Beneficiary's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (vi) pursuant to any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code, (vii) under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a deed of trust on real property and/or a security agreement on personal property (including, without limitation, the Trust Property and the Additional Deed of Trust Property) if the real property and/or personal property is sold under a power of sale contained in the deed of trust, and all defenses based on any loss whether as a result of any such sale or otherwise, of Trustor's right to recover any amount from the Issuer, whether by right of subrogation or otherwise, (viii) under any law to require Beneficiary to pursue the Issuer or any other Person, any security which Beneficiary may hold, or any other remedy before proceeding against Trustor, (ix) to all rights of reimbursement or subrogation, all rights to enforce any remedy that Beneficiary, the Trustee, the Holders of the Senior Secured Notes or the Permitted Additional Senior Lenders, if any, may have against the Issuer, or against the Guarantors as obligors under the Partnership Notes, and all rights to participate in any security held by Beneficiary until the Obligations have been paid and the covenants of the Indenture have been performed in full, (x) to all rights to assert the bankruptcy or insolvency of Issuer as a defense hereunder or as the basis for rescission hereof, (xi) to all rights under any law purporting to reduce Trustor's Obligations hereunder if Issuer's obligations are reduce, (xii) all defenses based on the disability or lack of authority of Issuer or any Person, the repudiation of the Guarantees or any related Financing Documents by Issuer or any Person, the failure by Beneficiary, the Trustee, the Holders of the Senior Secured Notes or any Permitted Additional Senior Lender, if any, to enforce any claim against Issuer, or the unenforceability in whole or in part of any Financing Document, (xiii) to all suretyship and guarantor's defenses generally, (xiv) to all rights to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Trustor of its obligations under, or the enforcement by Beneficiary of, this Deed of Trust or any Additional Deed of Trust, (xv) to any requirement on the part of Beneficiary, Trustee, the Holders of the Senior Secured Notes or any Permitted Additional Senior Lender, if any, to mitigate the damages resulting from any default (whether hereunder, under any other Financing Document, under any Additional Deed of Trust or under any other document or instrument); and (xvi) except as otherwise specifically set forth herein, all rights of notice and hearing of any kind prior to the exercise of rights by Beneficiary upon the occurrence and during the continuation of an Event of Default to repossess with judicial process or to replevy, attach or levy upon the Trust Property or any Additional Deed of Trust Property. To the extent permitted by applicable law, Trustor waives the posting of any bond otherwise required of Beneficiary in connection with any judicial process or proceeding to obtain possession of, replevy, attach or levy upon the Trust Property or any Additional Deed of Trust Property, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of Beneficiary, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Deed of Trust, any Additional Deed of Trust or any other agreement or document by which Trustor or any other Person is bound and which is in whole or in part for the benefit of Beneficiary, Trustee, the Holders of the Senior Secured Notes or any Permitted Additional Senior Lender, if any. Trustor further agrees that upon the occurrence and continuance of any Event of Default, Beneficiary may elect to nonjudicially or judicially foreclose against any real or personal property security (including, without limitation, under the Additional Deeds of Trust) it holds for the Obligations or any part thereof, or to exercise any other remedy against Issuer, any security or any guarantor, even if the effect of that action is to deprive Trustor or any other Person of the right to collect reimbursement from Issuer or any other Person for any sums paid to Beneficiary, Trustee, any Holder of the Senior

Secured Notes or any Permitted Additional Senior Lender, if any. To the extent, if any, which such laws may be applicable, Trustor waives and releases any right or defense which Trustor might otherwise have under such provisions and under any other law of any applicable jurisdiction which might limit or restrict the effectiveness or scope of any of Trustor's waivers or releases hereunder. If any law referenced in this Section and now in force, of which Trustor, Trustor's successors or assigns or any other Person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Trustor warrants and agrees that each of the waivers and consents set forth in this Deed of Trust is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect the rights which Trustor otherwise may have against Beneficiary or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Deed of Trust shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

          27.  Assignment of Rents.  All of the Rents, whether now due, past due
               -------------------
or to become due, and including all prepaid rents and security deposits, are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the Obligations. It is understood and agreed that neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Trust Property or the use, occupancy, enjoyment, or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof. The appointment of a receiver for the Trust Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of the Trust Property or any part thereof by such receiver, also shall not be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Trust Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

          28.  Security Agreement.
               ------------------

          (a) This Deed of Trust is intended to be a security agreement pursuant to the California Uniform Commercial Code for (i) any and all items of personal property specified above as part of the Trust Property that, under applicable law, may be subject to a security interest pursuant to the California Uniform Commercial Code and that are not effectively made part of the Site, and
(ii) any and all items of property specified above as part of the Trust Property that, under applicable law, constitute fixtures and may be subject to a security interest under Section 9313 of the California Uniform Commercial Code. Trustor hereby grants Beneficiary a security interest in said property, and in all additions thereto, substitutions therefor, and proceeds thereof, for the purpose of securing the Obligations. For purposes of treating this Deed of Trust as a security agreement, Beneficiary shall be deemed to be the secured party and Trustor shall be deemed to be the debtor. In the event of a conflict between the provisions of this Deed of Trust and that certain Security Agreement dated of even date herewith between Trustor and Beneficiary (the "Security Agreement"), with respect to property of the type described in clause (i) above, the provisions of the Security Agreement shall control.

          (b) Trustor maintains places of business in the State of California, and Trustor will immediately notify Beneficiary in writing of any change in such places of business.

          (c) At the request of Beneficiary, Trustor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the UCC in form reasonably satisfactory to Beneficiary; and Trustor will pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary. In the event Trustor fails to execute such documents within five (5) business days after request by Beneficiary, Trustor hereby authorizes Beneficiary to file such financing statements and irrevocably constitutes and appoints Beneficiary, or any officer of Beneficiary, as its true and lawful attorney-in-fact to execute the same on behalf of Trustor.

          (d) This Deed of Trust constitutes a financing statement filed as a fixture filing under UCC (S) 9402(6) in the official records of Inyo County and Kern County with respect to any and all fixtures included within the term "Trust Property" and with respect to any goods or other personal property that may now be or hereafter become such a fixture. This filing shall remain in effect as a fixture filing until this Deed of Trust is released or satisfied of record or its effectiveness otherwise terminates as to the Trust Property.

          (e) Beneficiary has no responsibility for and does not assume any of, Trustor's obligations or duties under any agreement or obligation which is part of the Equipment or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Trust Property.

          (f) Trustor and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this Deed of Trust or the intention of the parties that everything used in connection with the production of income from the Trust Property or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the rights in or to the proceeds of any casualty insurance policy or (B) any award in eminent domain proceedings for taking or for loss of value or for cause of action or proceeds thereof in connection with any damage or injury to the Trust Property or any part thereof shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Beneficiary in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government, must be filed in the personal property records or other commercial code records.

          29.  Further Acts, etc.  Trustor shall, at the cost of Trustor, and
               -----------------
without expense to Beneficiary, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, financing statements, mortgages, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary to execute in the name of Trustor to the extent they may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence and perfect more effectively the lien hereof upon the Trust Property.

          30.   Power of Attorney.
                -----------------

          (a) Trustor does hereby make, constitute and appoint Beneficiary its true and lawful exclusive agent and attorney-in-fact for it, and in its name, place and stead for the following purposes (collectively, the "Power of Attorney"):

          (i) in connection with or following one or more foreclosures under this Deed of Trust judicially or by power(s) of sale or otherwise, or at such time as Trustor shall be a debtor in proceedings under federal or state bankruptcy law, to (1) apply to the United States Navy or the BLM for assignment to it of the Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way, and to approve such assignment on behalf of Trustor and (2) subject to the prior approval of the United States Navy or the BLM, if applicable, to grant, bargain, sell, convey and assign Trustor's interest under the Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way to Beneficiary or to any other Person, for such price or prices, and on such terms and conditions, as Trustor may deem proper, and in Trustor's name, to make, execute, acknowledge and deliver a good and sufficient assignment, or other instrument or instruments necessary to effect such sale, conveyance or assignment;

          (ii) to take all actions and exercise all rights and remedies available to Trustor as holder of the Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way, including, without limitation, to (1) cure any defaults thereunder, (2) make rental, royalty or other payments to the United States Navy and the BLM, if applicable, on behalf of Trustor and/or (3) act as operator, appoint another to act as operator or have a receiver appointed to act as operator thereof; and

          (iii) to request, demand, sue for, collect, recover, compromise, settle and receive all monies that may become due and owing to Trustor by reason of a sale, conveyance, assignment, taking for public use or other disposition of Trustor's interest under the Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way.

          (b) Trustor hereby grants to Beneficiary full power and authority to from time to time appoint a substitute to perform any of the acts that Beneficiary is by this Power of Attorney authorized to perform, and the right to revoke such appointment of substitution at any time.

          (c) Trustor does hereby give and grant Beneficiary full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the Site and/or with respect to Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way as fully to all interests and purposes as Trustor might or could do if personally present, hereby ratifying all that Beneficiary shall lawfully do or cause to be done by virtue of theses presents. The powers and authority hereby conferred upon Beneficiary shall be applicable to any and all interests in the Navy Contract, the BLM North Leases and the BLM Rights-of-Way now owned or hereafter acquired by Trustor. Subject to the terms hereof, Beneficiary is empowered to determine in its sole discretion the time when, purpose for, and manner in which any power herein conferred upon it shall be exercised, and the conditions, provisions and covenants of any instrument or document that may be executed by it pursuant hereto, and in the acquisition or disposition of the Navy Contract, the BLM North Leases and/or the BLM Rights-of-Way, Beneficiary shall have exclusive power to fix the terms thereof. This Power of Attorney is coupled with an interest and cannot be revoked other than by recordation of a statement of termination by Beneficiary hereunder.

          31.  Headings, etc.  The headings, titles and captions of various
               -------------
Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          32.  Filing of Deed of Trust, etc. Trustor forthwith upon the
               ----------------------------
execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing or perfecting the lien hereof upon the Trust Property, or in the case of personal property or fixtures, financing statements with respect thereto, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Beneficiary in the Trust Property.
Trustor will pay all filing, registration or recording fees, and all expenses incurred by Beneficiary incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust or any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Trust Property, any financing statement with respect to the Trust Property, and any instrument of further assurance, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any financing statement, continuation statement or other instrument of further assurance. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

          33.  Usury Laws.  This Deed of Trust, the Guarantee and the other
               ----------
Financing Documents are subject to the express condition that at no time shall Trustor be obligated or required to pay interest on the principal balance due under the Financing Documents or otherwise with respect to the Obligations at a rate which could subject the creditor of the debt evidenced by such instruments to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Financing Documents, Trustor is at any time required or obligated to pay interest on the principal balance due under any of the Financing Documents at a rate in excess of such maximum rate, then such rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate.

          34.  Recovery of Sums Required to Be Paid.  Beneficiary shall have the
               ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

          35.  Authority.  Trustor, and each of the undersigned acting on behalf
               ---------
of Trustor, hereby represents, warrants and covenants that it has full power, authority and legal right to execute this Deed of Trust and to mortgage, give, grant, bargain, sell, release, pledge, convey, confirm and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

          36.  Invalidity of Certain Provisions.  Every provision of this Deed
               --------------------------------
of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, (i) such term or provision shall be construed in such a manner as will allow such term or provision to be valid, provided that such recasting shall be in accordance with the original intention of the parties, and (ii) such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust in invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Property, the unsecured or partially unsecured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

          37.  Duplicate Originals.  This Deed of Trust may be executed in any
               -------------------
number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          38.  Waiver of Notice.  Trustor shall not be entitled to any notices
               ----------------
of any nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trust, the Guarantee or applicable law specifically and expressly provides for the giving of notice to Trustor, and to the fullest extent permitted by law Trustor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust, the Guarantee or applicable law does not specifically and expressly provide for the giving of notice to Trustor.

          39.  No Oral Change.  This Deed of Trust may only be modified, amended
               --------------
or changed by an agreement in writing signed by Trustor and Beneficiary, and may only be released, discharged or satisfied of record by an instrument in writing signed by the Trustee or its successors and assigns as directed by Beneficiary. No waiver of any term, covenant or provision of this Deed of Trust shall be effective unless given in writing by Beneficiary, and if so given by Beneficiary shall only be effective in the specific instance in which given. Trustor acknowledges that this Deed of Trust and the Financing Documents set forth the entire agreement and understanding of Trustor and Beneficiary with respect to the matters set forth therein and that no oral or other agreements, understanding, representations or warranties exist with respect to those matters other than those set forth in this Deed of Trust and the Financing Documents.

          40.  Absolute and Unconditional Obligation.  Trustor acknowledges that
               -------------------------------------
Trustor's obligation to perform and pay the Obligations in accordance with the provision of this Deed of Trust and the Guarantee is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Deed of Trust or the Guarantee or the obligations of Trustor thereunder to perform and pay the Obligations or the obligations of any other Person relating to this Deed of Trust or the Guarantee or the obligations of Trustor under this Deed of Trust or the Guarantee, and to the fullest extent permitted by law Trustor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Trustor to perform and pay the Obligations in accordance with the provisions of this Deed of Trust or the Guarantee or the obligations of any other Person relating to this Deed of Trust or the Guarantee or the obligations of Trustor under this Deed of Trust or the Guarantee, or in any action or proceeding brought by Beneficiary to collect the Obligations, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing performance and repayment of the Obligations, in whole or in part.

          41.  No Rights; No Set Off.  All sums secured by this Deed of Trust
               ---------------------
shall be paid in accordance with the Indenture and the Guarantee, as applicable, without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (i) any claim which Trustor has or might have against Beneficiary, (ii) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or (iii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing and whether or not Trustor shall have notice or knowledge of any of the foregoing.

          42.  Action Affecting the Trust Property.
               -----------------------------------

          (a) Trustor agrees to appear in and contest any action or proceeding purporting to adversely affect the security hereof or the rights or powers of Beneficiary, and to pay all costs and expenses of Beneficiary, including costs of evidence of title and attorneys' fees and expenses, in any such action or proceeding in which Beneficiary may appear.

          (b) Beneficiary shall have the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor or Beneficiary, which Beneficiary determines to be necessary or reasonably advisable to be brought to protect its interest in the Trust Property if (i) Trustor fails to defend or bring such action or proceeding, as appropriate, in a prompt and diligent manner, or thereafter fails to proceed with diligence in the defense or prosecution of the same, or (ii) an Event of Default shall have occurred and be continuing.

          43.  Other Actions by Beneficiary.  Except as hereinbefore expressly
               ----------------------------
provided, should Trustor fail to make any payment or do any act as and in the manner provided in the Guarantee or any Financing Document after the expiration of any applicable cure or grace period and as a result an Event of Default, Beneficiary, without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. In connection therewith (without limiting any general powers of Beneficiary whether conferred herein or by law), Beneficiary shall have and is hereby given the right, but not the obligation, (i) to the fullest extent permitted by law, to make additions, alterations, repairs and improvements to the Trust Property which it may consider necessary to keep the Trust Property in good condition and repair and (ii) in exercising such powers, to pay necessary expenses, including engagement of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary, pay all reasonable costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing rights, including without limitation, costs of evidence of title, court costs, appraisals, surveys and attorneys' fees and expenses.

          44.  Remedies Not Exclusive.  Subject to the limitations set forth in
               ----------------------
Section 49 of this Deed of Trust, Beneficiary shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers granted under this Deed of Trust or any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Subject to the limitations set forth in Section 49 of this Deed of Trust, neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          45.  Relationship.  The relationship of Beneficiary to Trustor
               ------------
hereunder is strictly and solely that of lender and borrower, and nothing contained in this Deed of Trust is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between or among Beneficiary and Trustor other than as lender and borrower.

          46.  Guarantee.  This Deed of Trust is subject to all of the terms,
               ---------
covenants and conditions of the Guarantee and the Financing Documents, which Guarantee and Financing Documents and all of the terms, covenants and conditions thereof are by this reference incorporated herein and made a part hereof with the same force and effect as if set forth at length herein. Trustor shall observe and perform all of the terms, covenants and conditions of the Financing Documents on Trustor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Guarantee or any Financing Document from time to time shall be secured hereby.

          47.  Business Purpose.  Trustor hereby stipulates and warrants that
               ----------------
the loans secured hereby are commercial or business loans and are transacted solely for the purpose of carrying on or acquiring a business or commercial enterprise or for a proper business purpose under the laws of the jurisdiction in which the Trust Property is located.

          48.  Time of the Essence.  TIME IS OF THE ESSENCE with respect to each
               -------------------
and every covenant, agreement and obligation of Trustor under this Deed of Trust.

          49.  No Recourse.  Beneficiary agrees that no officer, director,
               -----------
employee or shareholder of Trustor nor any Affiliate of any such party (collectively, the "Nonrecourse Parties") shall be personally liable for the performance of any obligation contained in this Deed of Trust. Beneficiary agrees that its rights shall be limited to proceeding against Trustor and the security provided or intended to be provided pursuant to the Security Documents, and that it shall have no right to proceed against the Nonrecourse Parties for
(a) the satisfaction of any monetary obligation of, or enforcement of any monetary claim against, Trustor, (b) the performance of any obligation, covenant or agreement arising under this Deed of Trust, or (c) any deficiency judgment remaining after foreclosure of any property securing the obligations hereunder; provided, however, that: (A) the foregoing provisions of this Section 49 shall not constitute a waiver, release or discharge of any of the indebtedness, or of any of the terms, covenants, conditions or provisions of this agreement or any Financing Document, and the same shall continue until fully paid, discharged, observed or performed; (B) the foregoing provisions of this Section 49 shall not limit or restrict the right of Beneficiary or the holders of the Senior Secured Notes to name Trustor or any other Person as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to this Deed of Trust or any Financing Document, or for injunction or specific performance, so long as no judgment in the nature of a deficiency judgment shall be enforced against any Nonrecourse Party, except as set forth in this Section 49; (C) the foregoing provisions of this Section 49 shall not in any way limit or restrict any right or remedy of Beneficiary, the holders of the Senior Secured Notes or the Permitted Additional Senior Lenders, if any (or any assignee or beneficiary thereof or successor thereto) with respect to, and all of the Nonrecourse Parties shall remain fully liable to the extent that they would otherwise be liable for their own actions with respect to, any fraud, negligence or willful misrepresentation, or misappropriation of any amounts to be deposited in the Revenue Account, Proceeds or any other earnings, revenues, rents, issues, profits or proceeds that are subject to the Security Documents that should or would have been paid as provided herein or paid or delivered to the Depositary Agent, Beneficiary, the holders of the Senior Secured Notes or the Permitted Additional Senior Lenders (or any assignee or beneficiary thereof or successor thereto) towards any payment required under this Deed of Trust or any Financing Document; (D) the foregoing provisions of this Section 49 shall not affect or diminish or constitute a waiver, release or discharge of any specific written obligation, covenant or agreement in respect of the Project made by any of the Nonrecourse Parties or any security granted by the Nonrecourse Parties as security for the obligations of Trustor or Issuer; and
(E) nothing contained herein shall limit the liability of (i) any Person who is a party to any Project Document or has issued any certificate or statement in connection therewith with respect to such liability as may arise by reason of the terms and conditions of such Project Document, certificate or statement, or
(ii) any Person rendering a legal opinion, in each case under this clause (E) relating solely to such liability of such Person as may arise under such referenced instrument, agreement or opinion.

          50.  Severance of Counterclaims.  In the event of foreclosure of this
               --------------------------
Deed of Trust, any and all counterclaims filed by Trustor against Beneficiary to the extent permitted by law, shall be severed by the court having jurisdiction over the foreclosure action, for all purposes from the basic foreclosure action, on an ex parte basis and without notice to Trustor. Trustor, by its execution
      --------
and delivery hereof, hereby expressly consents and agrees to such severance.

          51.  WAIVER OF JURY TRIAL.  AS AN INDEPENDENT COVENANT HEREOF, TRUSTOR
               --------------------
HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MIGHT HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE GUARANTEE OR ANY FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSONS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BENEFICIARY TO ACCEPT DELIVERY OF THIS DEED OF TRUST AND THE GUARANTEE.

          52.  GOVERNING LAW.  THIS DEED OF TRUST IS GOVERNED BY AND SHALL BE
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          53.  Reimbursement; Attorneys' Fees.  Trustor shall pay immediately,
               ------------------------------
without demand, after expenditure, all sums expended or expenses incurred by Trustee and/or Beneficiary in enforcing the terms of this Deed of Trust, including, without limitation, all attorneys' fees. As used herein, the terms "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to Beneficiary, Trustee and the holders of the Senior Secured Notes, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred.

          54.  Shared Draftsmanship.  If there is any ambiguity in the terms of
               --------------------
this Deed of Trust, the doctrine of construction which holds that the language of the document shall be construed against its drafter shall not apply, as all parties have shared in the drafting of this Deed of Trust.

          55.  No Third Party Beneficiary.  This Deed of Trust is for the sole
               --------------------------
benefit of Beneficiary, or on behalf of the holders of the Senior Secured Notes, as applicable, and the Permitted Additional Senior Lenders, and is not for the benefit of any third party; and no third party shall gain any subrogation rights against Trustor or in, to or with respect to any portion of the Trust Property by reason of this Deed of Trust or the provisions hereof.

          56.  Security Only.  This Deed of Trust is granted for security
               -------------
purposes only. Accordingly, except as otherwise specifically provided in this Deed of Trust, Beneficiary shall not enforce Trustor's rights with respect to the Trust Property until such time as an Event of Default shall have occurred and be continuing.

          57.  Release by Beneficiary.  Upon the payment and performance in full
               ----------------------
of the Obligations, the security interest granted hereby shall terminate and all rights to the Trust Property shall revert to Trustor. Upon any such termination, Trustee shall, at Trustor's expense, execute and deliver to Trustor such documents as Trustor shall reasonably request to evidence such termination. If this Deed of Trust shall be terminated or revoked by operation of law, Trustor will indemnify and save Trustee harmless from any loss which may be suffered or incurred by Trustee in acting hereunder prior to the receipt by Trustee, its successors, transferees or assigns of notice of such termination or revocation.

          58.  Assignment of the BLM North Leases.  Trustor and Beneficiary
               ----------------------------------
acknowledge that, as of the date of recordation of this Deed of Trust, the assignment to Trustor of an undivided one third interest in the BLM North Leases has not yet been completed. As such, Trustor covenants as follows:

          (a) that it will cause such assignment to occur as soon as possible, in connection with which it will, without limitation, (i) obtain the written approval of the BLM to such assignment and (ii) cause an Assignment and Assumption Agreement, in form and substance satisfactory to Beneficiary, to be recorded in the Official Records of Inyo County, California; and

          (b) upon completion of such assignment, if and to the extent so requested by Beneficiary, it will (i) cause this Deed of Trust to be re-recorded in the Official Records of Inyo County, California, or cause an amendment to this Deed of Trust or a new deed of trust (with substantially the same provisions as this Deed of Trust) to be recorded in the Official Records of Inyo County, California, in each case in form and substance satisfactory to Beneficiary, (ii) obtain such endorsement(s) or new title insurance policy or policies (in form and substance satisfactory to Beneficiary) as Beneficiary may reasonably request to insure Beneficiary that this Deed of Trust constitutes a first priority lien on Trustor's undivided one third interest in the BLM North Leases, subject only to the encumbrances and other matters that affected the BLM North Leases as of the date of recordation of this Deed of Trust, including any additional Permitted Liens and intervening taxes or assessments and (iii) perform such further acts as Beneficiary may reasonably determine are necessary or appropriate to carry out and accomplish the intent of this Section, and promptly execute and deliver and, if appropriate, acknowledge and cause to be recorded, any such additional documents, instruments and certificates as Beneficiary may reasonably request in connection with such assignment and/or the transfer of any related real or personal property.

          59.  Consent To Assignment.  By executing this Deed of Trust, Trustor
               ---------------------
irrevocably and unconditionally consents to: (a) Beneficiary (or its assignee or designee, and/or any receiver) curing any default under the BLM North Leases or the BLM Rights-of-Way and acting as operator thereof for that purpose (although Beneficiary shall not be under any obligation to undertake or complete any such cure) and (b) assignment to Beneficiary of all of its right, title and interest in and under the BLM North Leases and the BLM Rights-of-Way in the event of a default under this Deed of Trust, the Guarantee or any of the other Financing Documents or foreclosure under this Deed of Trust or any of the other Security Documents; and Trustor acknowledges and agrees that (i) no further consents, approvals or signatures shall be required from Trustor in order to effectuate the transfer to Beneficiary of Trustor's right, title and interest in the BLM North Leases and/or the BLM Rights-of-Way or any thereof and (ii) the BLM may rely upon this consent.

          60.  Regarding Beneficiary.
               ---------------------

          (a) Beneficiary shall be afforded all of the rights, powers, protections, immunities and indemnities set forth in that certain Security Agreement, dated as of the date hereof, between Trustor and Beneficiary, as if the same were specifically set forth herein.

          (b) Trustor hereby agrees to indemnify and hold harmless Beneficiary and its directors, officers, agents and employees from and against any and all claims, demands, losses, penalties, liabilities, costs, damages, injuries and expenses, including, without limitation, reasonable attorneys' fees and expenses, suffered or sustained by Beneficiary, either directly or indirectly, relating to or arising out of any Environmental Law (as hereinafter defined), including, without limitation, any judgment, award, settlement, attorneys' fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. As used herein, the term "Environmental Law" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or health or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          (c) The obligations of Trustor hereunder shall survive the termination and release of this Deed of Trust or the earlier resignation or removal of Beneficiary as trustee under the Indenture.

          61.  No Waiver.  By accepting payment of any sum secured hereby after
               ---------
its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured.

          62.  The CLC Deed of Trust.  Trustor acknowledges that concurrently
               ---------------------
herewith Beneficiary is receiving a Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement from Coso Land Company, a California general partnership (the "CLC Deed of Trust"), which CLC Deed of Trust affects certain of the Trust Property. Trustor unconditionally and irrevocably agrees that the lien of this Deed of Trust shall at all times be and remain senior to the lien of the CLC Deed of Trust. Further, Trustor agrees that any partial or full release or reconveyance of the CLC Deed of Trust will not cause or create any loss of priority of this Deed of Trust or any impairment of the lien of this Deed of Trust. Conversely, in the event that the CLC Deed of Trust remains a lien against the BLM North Leases, BLM Lease CACA-11401 and/or any other portion of the Trust Property after an interest in said leases is assigned to Trustor, then Trustor (i) hereby assumes and agrees to perform all of the obligations of the trustor under the CLC Deed of Trust and (ii) reaffirms the subordination of (and hereby unconditionally, irrevocably and at all times subordinates) the lien of the CLC Deed of Trust to the lien of this Deed of Trust.

     [Remainder of page intentionally left blank; signatures on next page]

  IN WITNESS WHEREOF, Trustor has duly executed this Deed of Trust as of the day and year first above written.


TRUSTOR:       COSO FINANCE PARTNERS,
               a California general partnership

               By:  New CLOC Company, LLC,
                    a Delaware limited liability company,
                    its Managing General Partner

                    By:  /s/ Christopher T. McCallion
                         ----------------------------
                         Christopher T. McCallion
                         Executive Vice President

               By:  ESCA, LLC,
                    a Delaware limited liability company,
                    its General Partner

                    By:  /s/ Christopher T. McCallion
                         ----------------------------
                         Christopher T. McCallion
                         Executive Vice President

Consent by CED and CPD:
----------------------

     As of the day and year first above written, CED and CPD each hereby consents to CFP entering into this Deed of Trust. CED and CPD each specifically agrees that this Deed of Trust or the other Financing Documents may, among other things, assign or delegate to Beneficiary rights to cure defaults under the Indenture, to exercise voting rights and other rights to manage or control the Issuer, to substitute itself in place of CFP under the Steam Exchange Agreements, to act as Trustor's attorney-in-fact, to foreclose on the Trust Property or to exercise any other rights hereunder or under the other Financing Documents. CED and CPD each agrees that it will recognize and accept such assignment and delegation and the exercise of such rights by Beneficiary in connection with this Deed of Trust.

CED:      COSO ENERGY DEVELOPERS,
          a California general partnership

          By:  New CHIP Company, LLC,
               a Delaware limited liability company,
               its Managing General Partner

               By:  /s/ Christopher McCallion
                    -------------------------
                    Christopher T. McCallion
                    Executive Vice President

          By:  Caithness Coso Holdings, LLC,
               a Delaware limited liability company,
               its General Partner

               By:  /s/ Christopher T. McCallion
                    ----------------------------
                    Christopher T. McCallion
                    Executive Vice President

CPD:      COSO POWER DEVELOPERS,
          a California general partnership

          By:  New CTC Company, LLC,
               a Delaware limited liability company,
               its Managing General Partner

               By:  /s/ Christopher T. McCallion
                    ----------------------------
                    Christopher T. McCallion
                    Executive Vice President

          By:  Caithness Navy II Group, LLC,
               a Delaware limited liability company,
               its General Partner

               By:  /s/ Christopher T. McCallion
                    ----------------------------
                    Christopher T. McCallion
                    Executive Vice President

                                 ACKNOWLEDGMENT



STATE OF  New York              )
          --------------------
                                )

COUNTY OF New York              )
          --------------------


     On  May 28           , 1999, before me, [name of notary]
        ------------------                  ------------------------------------
Notary Public, personally appeared Christopher T. McCallion personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ signature of notary
------------------------------------------------------
     Notary/Public

                                   EXHIBIT A

                         Description of the Navy I Land
                         ------------------------------


THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4; THE SOUTH HALF OF THE SOUTH HALF OF SECTION 5; THE SOUTH HALF OF THE SOUTHEAST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 6; THE EAST HALF OF
SECTION 7; ALL OF SECTION 8; AND ALL OF SECTION 9; ALL LOCATED IN TOWNSHIP 22 SOUTH, RANGE 39 EAST, MOUNT DIABLO BASE AND MERIDIAN; IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

                                   EXHIBIT B

                        Description of the Navy Contract
                        --------------------------------

     THAT CERTAIN CONTRACT NO. N62474-79-C-5382, DATED DECEMBER 6, 1979, BY AND BETWEEN THE UNITED STATES OF AMERICA ACTING THROUGH THE DEPARTMENT OF THE NAVY AND CALIFORNIA ENERGY COMPANY, INC., AS MODIFIED, AMENDED, ASSIGNED AND RESTATED BY CONTRACT MODIFICATION P00004 DATED AS OF OCTOBER 19, 1983, A MEMORANDUM OF WHICH WAS RECORDED ON MARCH 12, 1986 AS INSTRUMENT NO. 86-1043 OF OFFICIAL RECORDS OF INYO COUNTY, CALIFORNIA, INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST.

                                   EXHIBIT C

      Description of the BLM North Lease Premises and the BLM North Leases
      --------------------------------------------------------------------

LEASE CACA-11383:

     THAT CERTAIN GEOTHERMAL RESOURCES LEASE (SERIAL NO. CACA-11383) APPROVED ON NOVEMBER 1, 1983 BY THE BLM AND ISSUED TO THE LOS ANGELES DEPARTMENT OF WATER AND POWER, A CERTIFIED COPY OF WHICH WAS RECORDED ON OCTOBER 8, 1993 AS INSTRUMENT NO. 93-4604 OF OFFICIAL RECORDS, INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST, WHICH LEASE AFFECTS THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          PARCEL 1:
          --------

          ALL OF SECTION 32; THE NORTH HALF OF SECTION 33; THE NORTH HALF OF THE SOUTH HALF OF SECTION 33; THE SOUTH HALF OF THE SOUTHWEST QUARTER OF
          SECTION 33; AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
          SECTION 33, ALL IN TOWNSHIP 21 SOUTH, RANGE 39 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).

          PARCEL 2:
          --------

          LOTS 2, 3 AND 4 OF SECTION 4; LOTS 1 TO 4 INCLUSIVE OF SECTION 5; THE SOUTH HALF OF THE NORTH HALF OF SECTION 5; AND THE NORTH HALF OF THE SOUTH HALF OF SECTION 5, ALL IN TOWNSHIP 22 SOUTH, RANGE 39 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).


                                  Exhibit "C"

LEASE CACA-11384:

     THAT CERTAIN GEOTHERMAL RESOURCES LEASE (SERIAL NO. CACA-11384) APPROVED BY THE BLM ON FEBRUARY 1, 1982 AND ISSUED TO THE LOS ANGELES DEPARTMENT OF WATER AND POWER, WHICH LEASE WAS RECORDED ON OCTOBER 8, 1993 AS INSTRUMENT NO. 93-4605 OF OFFICIAL RECORDS, INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST, WHICH LEASE AFFECTS THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          PARCEL 1:
          --------

          THE EAST HALF OF SECTION 11; ALL OF SECTIONS 12 AND 13; AND THE EAST HALF OF SECTION 14, ALL IN TOWNSHIP 22 SOUTH, RANGE 38 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.


          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).


          PARCEL 2:
          --------


          LOTS 1 TO 4, INCLUSIVE OF SECTION 7; THE EAST HALF OF THE WEST HALF OF
          SECTION 7; LOTS 1 TO 4, INCLUSIVE OF SECTION 18; AND THE EAST HALF OF THE WEST HALF OF SECTION 18, ALL IN TOWNSHIP 22 SOUTH, RANGE 39 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.


          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).


LEASE CACA-11385:


     THAT CERTAIN GEOTHERMAL RESOURCES LEASE (SERIAL NO. CACA-11385) APPROVED BY THE BLM ON FEBRUARY 1, 1982 AND ISSUED TO THE LOS ANGELES DEPARTMENT OF WATER AND POWER, WHICH LEASE WAS RECORDED

                                  Exhibit "C"

     ON OCTOBER 8, 1993 AS INSTRUMENT NO. 93-4606 OF OFFICIAL RECORDS, INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST, WHICH LEASE AFFECTS THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          PARCEL 1:
          --------

          ALL OF SECTION 36, TOWNSHIP 21 SOUTH, RANGE 38 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).

          PARCEL 2:
          --------

          LOTS 1 TO 4 INCLUSIVE, THE SOUTH HALF OF THE NORTH HALF, AND THE SOUTH HALF OF SECTION 1, TOWNSHIP 22 SOUTH, RANGE 38 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).

          PARCEL 3:
          --------

          LOTS 1 TO 4 INCLUSIVE, THE EAST HALF, AND THE EAST HALF OF THE WEST HALF OF SECTION 31, TOWNSHIP 21 SOUTH, RANGE 39 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).

                                  Exhibit "C"

          PARCEL 4:
          --------

          LOTS 1 TO 7 INCLUSIVE, THE SOUTH HALF OF THE NORTHEAST QUARTER, THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER, THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND THE NORTH HALF OF THE SOUTHEAST QUARTER OF
          SECTION 6, TOWNSHIP 22 SOUTH, RANGE 39 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF INYO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

          EXCEPTING THEREFROM THE OIL, HYDROCARBON GAS, AND HELIUM IN SAID LAND AND THE RIGHT OF THE UNITED STATES OF AMERICA TO EXTRACT SAID OIL, HYDROCARBON GAS, AND HELIUM FROM GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES PRODUCED FROM SAID LAND (30 U.S.C.A. 1025).

                                  Exhibit "C"

                                   EXHIBIT D

     Description of the BLM Right-of-Way Premises and the BLM Rights-of-Way
     ----------------------------------------------------------------------


RIGHT-OF-WAY CACA-13510:

     THAT CERTAIN UNRECORDED RIGHT-OF-WAY GRANT (SERIAL NO. CACA-13510) APPROVED BY THE BLM ON APRIL 12, 1984 AND ISSUED TO CALIFORNIA ENERGY COMPANY, INC., INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST, WHICH RIGHT-OF-WAY GRANT AFFECTS THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          TOWNSHIP 21 SOUTH, RANGE 37 EAST, MT. DIABLO MERIDIAN: SECTION 36, E1/2 OF THE SE1/4;

          TOWNSHIP 22 SOUTH, RANGE 37 EAST, MT. DIABLO MERIDIAN: SECTION 1, NW1/4 OF THE SW1/4; LOTS 1 AND 2 OF THE NE1/4; AND LOT 1 OF THE NW1/4; AND

          TOWNSHIP 21 SOUTH, RANGE 38 EAST, MT. DIABLO MERIDIAN: SECTION 31, LOTS 9-12, 16; SECTION 32, LOTS 1-3,5,6 AND 8; AND SECTION 33, S1/2 OF THE S1/2.

RIGHT-OF-WAY CACA-18885:

     THAT CERTAIN UNRECORDED RIGHT-OF-WAY GRANT (SERIAL NO. CACA-18885) APPROVED BY THE BLM ON MAY 7, 1986 AND ISSUED TO CALIFORNIA ENERGY COMPANY, INC., INCLUDING ALL MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE BEFORE THE EFFECTIVE DATE OF THIS DEED OF TRUST AND ANY PERMITTED MODIFICATIONS, AMENDMENTS AND ASSIGNMENTS THERETO AND THEREOF MADE AFTER THE EFFECTIVE DATE OF THIS DEED OF TRUST, WHICH RIGHT-OF-WAY GRANT AFFECTS THAT CERTAIN REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF THE COUNTY OF INYO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          TOWNSHIP 22 SOUTH, RANGE 37 EAST, MT. DIABLO MERIDIAN: SECTION 1, LOTS 1 & 2 IN NE1/4, LOT 1 IN NW1/4, AND NW1/4SW1/4;

          TOWNSHIP 21 SOUTH, RANGE 37 EAST, MT. DIABLO MERIDIAN: SECTION 36, SE1/4SE1/4;

          TOWNSHIP 21 SOUTH, RANGE 38 EAST, MT. DIABLO MERIDIAN: SECTION 31, LOTS 13-16; SECTION 32, LOTS 1-5, 8; SECTION 33, S1/2NE1/4, NE1/4SW1/4, S1/2SW1/4, N1/2SE1/4; SECTION 34, N1/2SW1/4, SE1/4SW1/4
          AND SW1/4SE1/4.

                                  EXHIBIT "E"

                 Description of the Transmission Line Property
                 ---------------------------------------------

THAT CERTAIN REAL PROPERTY LOCATED IN UNINCORPORATED AREAS OF THE COUNTIES OF INYO AND KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

THE COSO-INYOKERN 115 KV TRANSMISSION LINE BEGINS AT SURVEY STATION 0+00 AT THE INYOKERN SUBSTATION IN THE SE 1/4, SE 1/4 OF SECTION 20, T26S, R39E, IN KERN COUNTY, CALIFORNIA AND GOES NORTHERLY APPROXIMATELY 28.3 MILES ENDING AT SURVEY STATION 1505+03.87 AT COSO GEOTHERMAL PLANT NO. 1 SWITCHYARD IN SW 1/4, NW 1/4 OF SECTION 8, T22S, R39E IN INYO COUNTY, CALIFORNIA.

THE RIGHT-OF-WAY FOR THE TRANSMISSION LINE IS A STRIP OF LAND 200 FEET WIDE OF WHICH 65 FEET OF THIS RIGHT-OF-WAY IS LOCATED TO THE LEFT (WESTERLY) OF THE TRANSMISSION LINE CENTERLINE AND 135 FEET IS LOCATED TO THE RIGHT (EASTERLY) OF THE TRANSMISSION CENTERLINE.

THE TRANSMISSION LINE CENTERLINE IS DESCRIBED AS FOLLOWS:

  SECTIONS 20, 17 (7 of record), 8, 5 & 6 OF TOWNSHIP 26 SOUTH, RANGE 39 EAST
  ---------------------------------------------------------------------------

BEGINNING AT SURVEY STATION 0+00, WHICH IS LOCATED ON THE NORTH BOUNDARY FENCE LINE OF THE INYOKERN SUB-STATION AND IS 400 FEET WEST AND 320 FEET NORTH OF THE SE CORNER OF SECTION 20, T26S, R39E. THENCE, FROM STATION 0+00, N21(degrees)11'57"W A DISTANCE OF 255.00 FEET TO AN ANGLE POINT AT STATION 2+55.00; THENCE N17(degrees)40'18"W A DISTANCE OF 21,637 FEET TO THE LELITER ROAD CROSSING AT STATION 218+92 WHICH IS A POINT ON THE NORTH BOUNDARY OF
SECTION 6, T26S, R39E AND IS 1410 FEET WEST OF THE NE CORNER OF SECTION 6, T26S, R39E.

            SECTIONS 31, 30 & 19 OF TOWNSHIP 25 SOUTH, RANGE 39 EAST
            --------------------------------------------------------

THENCE FROM STATION 218+92, N17(degrees)40'18"W A DISTANCE OF 13,228 FEET TO STATION 351+20 WHICH IS A POINT ON THE WEST BOUNDARY OF SECTION 19, T25S, R39E AND IS 1960 FEET NORTH OF THE SW CORNER OF SECTION 19, T25S, R39E.

         SECTIONS 24, 13, 12, 1 & 2 OF TOWNSHIP 25 SOUTH, RANGE 38 EAST
         --------------------------------------------------------------

THENCE, FROM STATION 351+20, N17(degrees)40'18"W A DISTANCE OF 20,165 FEET TO SURVEY STATION 552+85 WHICH IS A POINT ON THE KERN AND INYO COUNTY LINE AND ON THE NORTH BOUNDARY OF SECTION 2, T25S, R38E AND IS 540 FEET WEST OF THE NE CORNER OF SECTION 2, T25S, R38E.

    SECTIONS 35, 34, 27, 22, 15, 10 & 3 OF TOWNSHIP 24 SOUTH, RANGE 38 EAST
    -----------------------------------------------------------------------

THENCE, FROM STATION 552+85, N17(degrees)40'18"(degrees)W A DISTANCE OF 980.65 FEET TO AN ANGLE POINT AT STATION 562+65.65; THENCE N00(degrees)32'59"E A DISTANCE OF 1849.86 FEET

                                  Exhibit "E"

TO AN ANGLE POINT AT STATION 581+15.51; THENCE N18(degrees)55'43"W A DISTANCE OF 8200.72 FEET TO AN ANGLE POINT AT STATION 663+16.23; THENCE N17(degrees)49'44"W A DISTANCE OF 6843.04 FEET TO AN ANGLE POINT AT STATION 731+59.27; THENCE N09(degrees)26'36"E A DISTANCE OF 13,280.99 FEET TO AN ANGLE POINT AT EQUATION STATION 864+40.26 BACK = 873+79.76 AHEAD; THENCE N07(degrees)43'29"E A DISTANCE OF 1460 FEET TO SURVEY STATION 888+39.76 WHICH IS A POINT ON THE NORTH BOUNDARY OF SECTION 3, T24S, R38E AND IS 1680 FEET WEST OF THE NE CORNER OF SECTION 3, T24S, R38E.

   SECTIONS 34, 27, 26, 23, 24, 13, 12 & 1, TOWNSHIP 23 SOUTH, RANGE 38 EAST
   -------------------------------------------------------------------------

THENCE FROM STATION 888+39.76, N07(degrees)43'29"E A DISTANCE OF 5111.45 FEET TO AN ANGLE POINT AT STATION 939+51.21; THENCE N31(degrees)43'12"E A DISTANCE OF 9820.50 FEET TO AN ANGLE POINT AT STATION 1037+71.71; THENCE N31(degrees)14'47"E A DISTANCE OF 10,758.97 FEET TO AN ANGLE POINT AT STATION 1145+30.68; THENCE N10(degrees)29'29"W A DISTANCE OF 8780.38 FEET TO SURVEY STATION 1233+11.06 WHICH IS A POINT ON THE NORTH BOUNDARY OF SECTION 1, T23S, R38E AND IS 1600 FEET WEST OF THE NE CORNER OF SECTION 1, T23S, R38E.

                 SECTION 36 OF TOWNSHIP 22 SOUTH, RANGE 38 EAST
                 ----------------------------------------------

THENCE FROM STATION 1233+11.06, N10(degrees)29'29"W A DISTANCE OF 1200.00 FEET TO AN ANGLE POINT AT STATION 1245+11.06; THENCE N43(degrees)08'19"E A DISTANCE OF 2718.94 FEET TO SURVEY STATION 1272+30 WHICH IS A POINT ON THE EAST BOUNDARY OF SECTION 36, T22S, R38E AND IS 2180 FEET SOUTH OF THE NE CORNER OF SECTION 36, T22S, R38E.

       SECTION 31, 30, 19, 18, 7 & 8 OF TOWNSHIP 22 SOUTH, RANGE 39 EAST
       -----------------------------------------------------------------

THENCE, FROM STATION 1272+30, N43(degrees)08'19"E A DISTANCE OF 1922.34 FEET TO AN ANGLE POINT AT STATION 1291+52.34; THENCE N06(degrees)45'07"E A DISTANCE OF 12,581.98 FEET TO AN ANGLE POINT AT STATION 1417+34.32; THENCE N00(degrees)50'59"W A DISTANCE OF 4,017.81 FEET TO AN ANGLE POINT AT STATION 1457+52.13; THENCE N55(degrees)41'23"E A DISTANCE OF 1,152.30 FEET TO AN ANGLE POINT AT STATION 1469+04.43; THENCE N13(degrees)42'55"E A DISTANCE OF 1,065.66 FEET TO AN ANGLE POINT AT STATION 1479+70.09; THENCE N81(degrees)26'21"E A DISTANCE OF 1,169.68 FEET TO AN ANGLE POINT AT STATION 1491+39.77; THENCE N25(degrees)26'31"E A DISTANCE OF 1,135.98 FEET TO AN ANGLE POINT AT STATION 1502+75.75; THENCE N05(degrees)40'26"E A DISTANCE OF 228.12 FEET TO THE END OF THE COSO-INYOKERN 115 KV TRANSMISSION LINE AT SURVEY STATION 1505+03.87. THIS ENDING POINT IS LOCATED AT THE COSO GEOTHERMAL PLANT NO. 1 SWITCHYARD IN THE SW 1/4, NW 1/4 OF SECTION 8, T22S, R39E IN INYO COUNTY, CALIFORNIA.

                                  Exhibit "E"
                                  Page 2 of 2